UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: March 15, 2024
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities
On March 15, 2024, Sun Communities Operating Limited Partnership (“SCOLP”), the operating subsidiary of Sun Communities, Inc. (the “Company”), issued 4,452 common OP units (the “Common Units”) at an issuance price of $131.951 per unit. All of the Common Units were issued as consideration for the initial holder’s contribution of certain assets to SCOLP.

The issuance by SCOLP of the Common Units was made in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

Each Common Unit is exchangeable at any time (subject to certain limited exceptions) at the holder’s option for one share of common stock (the “Common Stock”) of the Company.

Notwithstanding the foregoing exchange rights, the initial holder of the Common Stock has agreed not to sell or otherwise dispose of the shares of the Common Stock issuable upon the exchange of such securities for a period of six months after March 15, 2024, subject to certain limited exceptions.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2024, the employment agreements between the Company, SCOLP and each of Fernando Castro-Caratini (the Company’s Executive Vice President, Chief Financial Officer, Secretary and Treasurer), Bruce Thelen (the Company’s Executive Vice President and Chief Operating Officer) and Marc Farrugia (the Company’s Executive Vice President and Chief Administrative Officer) were amended.

Under the amendments, the Company may pay each of Mr. Castro-Caratini, Mr. Thelen and Mr. Farrugia an annual bonus in an amount up to 200% of his base salary for the applicable bonus year, as determined by the Compensation Committee of the Company’s Board of Directors, based on individual goals and objectives for Mr. Castro-Caratini, Mr. Thelen and Mr. Farrugia, respectively, the Company's performance or other relevant criteria.

The preceding description of the employment agreement amendments is qualified in its entirety by reference to the full text of the amendments, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Form 8-K and incorporated by reference in this Item 5.02.

Item 8.01	Other Events

On March 15, 2024, the Company’s Board of Directors adopted a revised Insider Trading Policy, which is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference in this Item 8.01. The updated policy can also be accessed on our website: https://www.suninc.com/governance-documents.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

10.1    First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Fernando Castro-Caratini dated March 20, 2024
10.2    Third Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Bruce Thelen dated March 20, 2024
10.3    First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Marc Farrugia dated March 20, 2024
99.1    Insider Trading Policy
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: March 21, 2024	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer